                      SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC
                                     20549

                              ------------------


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                     JULY 15, 1997



       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



         New Jersey               333-20817            Applied For
         ----------               ---------            -----------

         State or other           (Commission          (IRS Employer
         jurisdiction of          File Number)         ID Number)
         incorporation)


         2840 Morris Avenue, Union, New Jersey                 07083

       ---------------------------------------------     --------------
         (Address of principal executive officer)


         Registrant's Telephone Number,
         including area code:                        908-686-2000
                                                     ------------------


                                   n/a
         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

       Item 5       Other Events
                    -------------------------------------



     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the July 15, 1997 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.




                                        By: \S\ Harry Puglisi
                                        -----------------------------
                                          Name:  Harry Puglisi
                                          Title: Treasurer




Dated:   July 30, 1997

                            SERVICER'S  CERTIFICATE


IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE
FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE      JULY  10, 1997
DETERMINATION DATE

1.  AVAILABLE FUNDS                                               $2,081,251.88


2.  (A) AGGREGATE CLASS A CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH          74,439,341.32

    (B) AGGREGATE CLASS M CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           7,089,461.10

    (C) AGGREGATE CLASS B CERTIFICATE
        PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH           7,089,461.10

    (D) AGGREGATE POOL PRINCIPAL BALANCE
        AS REPORTED IN THE PRIOR MONTH                            88,618,263.52

3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A) NUMBER OF ACCOUNTS                                                    2

    (B) DOLLARS                                                    1,364,029.43

4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                  0.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD              130,253.78

6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                            886,698.32

7.  (A) AMOUNT OF MONTHLY ADVANCE                                          0.00

    (B) AMOUNT OF COMPENSATING INTEREST                                3,292.01

8.  DELINQUENCY AND FORECLOSURE INFORMATION
           (SEE  EXHIBIT  K)

9.  (A) AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD           0.00

    (B) THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                    0.00

10. (A) CLASS A INTEREST DISTRIBUTION  AMOUNT:
        (i)   ACCRUED INTEREST                                        397,009.80
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                             0.00
        (iii) CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             (42.21)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                     396,967.59
                                                                                      5.25089405
    (B) CLASS M INTEREST DISTRIBUTION  AMOUNT:
        (i)   ACCRUED INTEREST                                         40,469.10
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                             0.00
        (iii) CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              (4.40)
    ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                      40,464.70
                                                                                      5.62009722
    (C) CLASS B INTEREST DISTRIBUTION  AMOUNT:
        (i)   ACCRUED INTEREST                                         41,946.00
        (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE  DATE  PLUS  INTEREST                             0.00
        (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              (4.48)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                      41,941.52
                                                                                      5.82521111
    (D) CLASS A PRINCIPAL DISTRIBUTION  AMOUNT:
        (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL        1,255,197.91
        (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
        (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
        (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
        (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                     1,255,197.91
                                                                                     16.60314696
    (E) CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
        (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          119,542.65
        (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
        (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
        (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
        (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
    TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                       119,542.65
                                                                                     16.60314583
    (F) CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
        (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          119,542.65
        (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                         0.00
        (iii) SUBSTITUTION  ADJUSTMENTS                                     0.00
        (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN               0.00
        (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                  0.00
        (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                             0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                       119,542.65
                                                                                     16.60314583

11. (A) AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
        AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                       0.00

    (B) AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
        CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                  0.00

    (C) THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                               0.00

    (D) PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                               0.00

12. (A) AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                            73,184,143.41
                                                                                    968.04422500
    (B) AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                             6,969,918.45
                                                                                    968.04422917
    (C) AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
        DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                             6,969,918.45
                                                                                    968.04422917
    (D) POOL PRINCIPAL BALANCE AFTER DISTRIBUTIONS
        TO BE MADE ON THE REMITTANCE DATE                                          87,123,980.31
                                                                                    968.04422567

13. (A) EXTRA INTEREST FOR SUCH REMITTANCE DATE                            266,445.60

    (B) EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATEHOLDERS                   0.00

    (C) SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)       103,163.95

    (D) SPREAD ACCOUNT BALANCE                                                   0.00

    (E) SPECIFIED SPREAD ACCOUNT REQUIREMENT                                     0.00

14. (A) WEIGHTED AVERAGE MATURITY                                             285.752

    (B) WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                           10.556%

15. (A) SERVICING FEES FOR THE RELATED DUE PERIOD                           33,602.31
    (B) DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                     0.00
    (C) AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                       4,430.91

16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A) SECTION  5.04 (b)                                                        0.00

    (B) SECTION  5.04 (c)                                                        0.00

    (C) SECTION  5.04 (d)(ii)                                                3,581.49

    (D) SECTION  5.04 (e)                                                        0.00

    (E) SECTION  5.04 (f)                                                   26,439.74


17. (A) CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.400%

    (B) CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                        6.850%

    (C) CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                        7.100%


18. (A) CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                   0.00

    (B) CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                      0.00


19. (A) CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                        0.00

20. (A) AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
         LOANS PURCHASED DURING THE PRIOR DUE PERIOD                             0.00

    (B) AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
         SUCH DUE PERIOD                                                         0.00

21. OTHER INFORMATION AS REQUESTED

I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.



                By: \S\Harry Puglisi
                -----------------------
                HARRY PUGLISI
                TREASURER



                By: \S\Harry Puglisi
                -----------------------
                HARRY PUGLISI
                TREASURER